PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

Dear Shareholder:

     The Preferred Income Opportunity Fund has been "hanging in there" in these troubled times. Total return on the net asset value ("NAV") of the shares was 4.0% for the third fiscal quarter, which brought the return for the last twelve months up to 5.6%.

     In the last quarter, the securities markets were all over the map reflecting a struggling economy, jitters over terrorists and Iraq, rumored and actual corporate misdeeds, and the upcoming congressional election. Weak common stock prices produced a "flight to quality" and a strong rally in the Treasury bond market. However, corporate bonds and preferreds did not fully participate in the prosperity of Treasuries. Credit concerns, reinforced by a rash of bankruptcies, particularly pressured lower-rated corporate issues.

     The Fund's hedges were an "artistic success", even though they lost money in the quarter. A flight to quality that causes Treasuries to outperform preferreds can make hedging a losing game. Fortunately, we anticipated this possibility and limited our exposure to hedge losses. In technical terms, the Fund held put options on Treasury bond futures that were further out-of-the-money than usual.

     The Fund's hedges are similar to an insurance policy that is subject to a deductible. Currently, our position is equivalent to having a big deductible, which is great for holding down the cost of hedging. However, it also provides less protection against rising interest rates, which is the basic purpose of the hedge. These are unusual times, and we think this approach is appropriate now.

     The two main sectors of the preferred market have been "out of sync" so far in fiscal 2002. Earlier this year, hybrid preferreds outperformed traditional preferreds, which offer special tax advantages to corporate investors. In the latest quarter, the roles were reversed with traditional preferreds leading the way. Having one sector zig each time the other zagged actually helped smooth out some of the market's volatility.

     Despite their better performance recently, we still see attractive opportunities among traditional preferreds. During the last quarter, we added slightly to our holdings of traditional issues, reducing hybrid preferreds in the process. At the end of the quarter, hybrids accounted for just under 23% of the Fund's portfolio, the lowest position in over four years.

     Credit risk is widespread today. Otherwise healthy enterprises can be turned into basket cases as lenders and investors boycott companies in need of cash. Distressed sellers of perfectly good assets far outnumber the willing buyers with ready cash. On the positive side, corporate managers are rapidly realizing that it is time to clean up their acts and their balance sheets.

     The Fund's portfolio holds preferreds of two issuers, Conseco Inc. and Farmland Industries Inc., that are undergoing financial restructurings. Those two preferreds represented only about 0.2% of the Fund's portfolio on August 31st.

                                        Sincerely,

                                        /S/ ROBERT T. FLAHERTY

                                        Robert T. Flaherty
                                        CHAIRMAN OF THE BOARD

September 18, 2002

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated
SUMMARY OF INVESTMENTS
AUGUST 31, 2002 (UNAUDITED)
--------------------------------------------------
                                                                        PERCENT
                                                            VALUE      OF TOTAL
                                                           (000'S)    NET ASSETS
                                                          --------    ----------
ADJUSTABLE RATE PREFERRED SECURITIES
     Utilities ......................................     $    221         0.1%
     Banking ........................................       19,869        10.1
     Financial Services .............................          469         0.2
                                                          --------       -----
         Total Adjustable Rate ......................       20,559        10.4
                                                          --------       -----

FIXED RATE PREFERRED SECURITIES
     Utilities ......................................       71,815        36.2
     Banking ........................................       28,620        14.4
     Financial Services .............................       31,518        15.9
     Insurance ......................................       18,951         9.6
     Oil and Gas ....................................        8,919         4.5
     Miscellaneous Industries .......................        5,559         2.8
                                                          --------       -----
         Total Fixed Rate ...........................      165,382        83.4
                                                          --------       -----

INVERSE FLOATING RATE PREFERRED SECURITIES ..........        1,544         0.8

TOTAL PREFERRED STOCKS AND SECURITIES ...............      187,485        94.6
DEBT SECURITIES .....................................          437         0.2
COMMON STOCKS .......................................        5,390         2.7
PURCHASED PUT OPTIONS ...............................          882         0.5
MONEY MARKET FUNDS ..................................          478         0.2
                                                          --------       -----
TOTAL INVESTMENTS ...................................      194,672        98.2
OTHER ASSETS AND LIABILITIES (NET) ..................        3,512         1.8
                                                          --------       -----
     TOTAL NET ASSETS ...............................     $198,184       100.0%
                                                          ========       =====

FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
--------------------------------------------------------
                                                                    DIVIDEND
                              DIVIDEND  NET ASSET      NYSE       REINVESTMENT
                                PAID      VALUE    CLOSING PRICE    PRICE (1)
                              --------  ---------  -------------  ------------
December 31, 2001 ........    $0.1360    $11.49       $11.85         $11.49
January 31, 2002 .........     0.0680     11.43        12.05          11.49
February 28, 2002 ........     0.0680     11.33        12.00          11.40
March 31, 2002 ...........     0.0680     11.24        11.69          11.24
April 30, 2002 ...........     0.0680     11.21        11.95          11.26
May 31, 2002 .............     0.0680     11.10        11.95          11.16
June 30, 2002 ............     0.0730     11.15        12.19          11.78
July 31, 2002 ............     0.0730     11.05        12.48          11.86
August 31, 2002 ..........     0.0730     11.33        12.55          11.92
--------------------
 (1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                 STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)
                                   NINE MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
                 ---------------------------------------------------------------

                                                                                             VALUE
                                                                                            (000'S)
                                                                                             --------
OPERATIONS:
     Net investment income ..........................................................        $  9,223
     Net realized loss on investments sold ..........................................          (2,340)
     Net  unrealized  depreciation  of  investments  during the  period .............          (1,179)
     Distributions to Money Market  Cumulative  PreferredTM  Stock  Shareholders
         from net investment income, including changes in accumulated
         undeclared distributions ...................................................            (907)
                                                                                             --------
         Net increase in net assets from operations .................................           4,797

DISTRIBUTIONS:
     Dividends paid from net investment income to Common Stock shareholders (2) .....          (7,816)
     Distributions paid from net realized capital gains to Common Stock Shareholders               --
                                                                                             --------
         Total Distributions ........................................................          (7,816)
                                                                                             --------
FUND SHARE TRANSACTIONS:
     Increase from Common Stock transactions ........................................           1,302
                                                                                             --------
NET DECREASE IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE PERIOD .................          (1,717)
NET ASSETS AVAILABLE TO COMMON STOCK:
     Beginning of period ............................................................         129,792
                                                                                             --------
     End of period ..................................................................        $128,075
                                                                                             ========

                                                         FINANCIAL HIGHLIGHTS(1)
                                   NINE MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------

OPERATING PERFORMANCE:
     Net asset value, beginning of period ....................................................     $     11.60
                                                                                                   -----------
INVESTMENT OPERATIONS:
     Net investment income ...................................................................            0.82
     Net realized loss and unrealized depreciation on investments ............................           (0.31)
DISTRIBUTIONS TO MMP* SHAREHOLDERS:
     From net investment income (including change in accumulated undeclared dividends on MMP*)           (0.08)
     From net realized capital gains .........................................................            0.00
                                                                                                   -----------
     Total from investment operations ........................................................            0.43
                                                                                                   -----------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
     From net investment income ..............................................................           (0.70)
     From net realized capital gains .........................................................            0.00
                                                                                                   -----------
     Total distributions to Common Shareholders ..............................................           (0.70)
                                                                                                   -----------
     Net asset value, end of period ..........................................................     $     11.33
                                                                                                   ===========
     Market value, end of period .............................................................     $     12.55
                                                                                                   ===========
     Common shares outstanding, end of period ................................................      11,302,526
                                                                                                   ===========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
     Net investment income ...................................................................            8.74%**
     Operating expenses ......................................................................            1.56%**
--------------------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate fiscal year to date .............................................              21%
     Net assets, end of period (in 000's) ....................................................     $   198,184
     Ratio of operating expenses to total average net assets including MMP* ..................            1.01%**

(1) These tables summarize the nine months ended August 31, 2002 and should be read in conjunction with the Fund's audited financial statements,  including footnotes,  in its Annual  Report dated November 30,  2001,  and in conjunction with the Fund's unaudited financial statements, including footnotes, in its Semi-Annual report dated May 31, 2002.
(2) Includes income earned, but not paid out, in prior fiscal year.
*   Money Market Cumulative PreferredTM Stock.
**  Annualized.
++  Information presented under heading Supplemental Data includes MMP*.

                                        3

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert T. Flaherty, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Robert T. Flaherty, CFA
     Chairman of the Board
     and President
   Donald F. Crumrine, CFA
     Vice President
     and Secretary
   Robert M. Ettinger, CFA
     Vice President
   Peter C. Stimes, CFA
     Vice President
     and Treasurer

INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
   INCOME OPPORTUNITY FUND?
   o If your shares are held in a brokerage
     Account, contact your broker.
   o If you have physical possession of your shares
     in certificate form, contact the Fund's Transfer
     Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 1376
               Boston, MA  02104
               1-800-331-1710

THIS  REPORT  IS SENT TO  SHAREHOLDERS  OF  PREFERRED  INCOME  OPPORTUNITY  FUND
INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.


               [LOGO OMITTED - PREFERRED INCOME OPPORTUNITY FUND]


                                    Quarterly
                                     Report


                                 August 31, 2002


                        web site: www.preferredincome.com